EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Birch Branch, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Lazzeri, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    February 14, 2008
                                           /s/ Robert Lazzeri
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                                           Robert Lazzeri
                                           Chief Financial Officer and Director